Credit Suisse Global High Yield Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended June 30, 2007

Portfolio:			Credit Suisse Global High Yield Fund


Security:			Mobile Mini Inc. S: 144A


Date Purchased:			4/23/2007


Price Per Share:		$99.55


Shares Purchased
by the Portfolio *:		100


Total Principal Purchased
by the Portfolio *:		$9,954.80


% of Offering Purchased
by the Portfolio:		.07%


Broker:				Deutsche Banc

Member:				Co-Manager



Portfolio:			Credit Suisse Global High Yield Fund


Security:			Petroplus Finance LTD.


Date Purchased:			4/25/2007


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		50


Total Principal Purchased
by the Portfolio *:		$5,000.00


% of Offering Purchased
by the Portfolio:		.01%


Broker:				Morgan Stanley

Member:				Joint Lead Manager



Portfolio:			Credit Suisse Global High Yield Fund


Security:			Petroplus Finance LTD.

Date Purchased:			4/25/2007

Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		50


Total Principal Purchased
by the Portfolio *:		$5,000.00


% of Offering Purchased
by the Portfolio:		.01%


Broker:				Morgan Stanley


Member:				Joint Lead Manager







Portfolio:			Credit Suisse Global High Yield Fund


Security:			Dynegy Holdings Inc.


Date Purchased:			5/17/2007


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		125


Total Principal Purchased
by the Portfolio *:		$12,500.00

% of Offering Purchased
by the Portfolio:		.02%


Broker:				JP Morgan


Member:				Joint Lead Manager


Portfolio:			Credit Suisse Global High Yield Fund


Security:			Claires Stores Inc. S: 144A


Date Purchased:			5/22/2007


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		185


Total Principal Purchased
by the Portfolio *:		$18,500


% of Offering Purchased
by the Portfolio:		.05%


Broker:				Bear Stearns


Member:				Joint Lead Manager


Portfolio:			Credit Suisse Global High Yield Fund


Security:			Bristow Group


Date Purchased:			6/7/2007


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		100


Total Principal Purchased
by the Portfolio *:		$10,000


% of Offering Purchased
by the Portfolio:		.01%


Broker:				Goldman Sachs


Member:				Joint Lead Manager




Portfolio:			Credit Suisse Global High Yield Fund


Security:			Pilgrims Pride Corp.


Date Purchased:			1/19/2007


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		240


Total Principal Purchased
by the Portfolio *:		$240,000


% of Offering Purchased
by the Portfolio:		.10%


Broker:				Lehman Brothers


Member:				Co-Manager


Portfolio:			Credit Suisse Global High Yield Fund


Security:			Level 3 Financing Inc.


Date Purchased:			2/9/2007


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		75


Total Principal Purchased
by the Portfolio *:		$75,000


% of Offering Purchased
by the Portfolio:		.03%


Broker:				Merrill Lynch


Member:				Joint Lead Manager




Portfolio:			Credit Suisse Global High Yield Fund


Security:			Umbrella Acquisition


Date Purchased:		        3/1/2007


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		50


Total Principal Purchased
by the Portfolio *:		$50,000


% of Offering Purchased
by the Portfolio:		.07%


Broker:				Bank Of America Securities LLC


Member:				Joint Lead Manager

Portfolio:			Credit Suisse Global High Yield Fund


Security:			General Cable Corp.


Date Purchased:		        3/15/2007


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		50


Total Principal Purchased
by the Portfolio *:		$50,000


% of Offering Purchased
by the Portfolio:		.03%


Broker:				Goldman Sachs


Member:				Co-Manager




Portfolio:			Credit Suisse Global High Yield Fund


Security:			Hawker Beech Craft

Date Purchased:			3/16/2007


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		75


Total Principal Purchased
by the Portfolio *:		$75,000


% of Offering Purchased
by the Portfolio:		.02%


Broker:				Goldman Sachs


Member:				Joint Lead Manager


Portfolio:			Credit Suisse Global High Yield Fund


Security:			Hawker Beech Craft


Date Purchased:			3/16/2007

Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		25


Total Principal Purchased
by the Portfolio *:		$25,000.00


% of Offering Purchased
by the Portfolio:		.01%


Broker:				Goldman Sachs


Member:				Joint Lead Manager